Loan No. 1005936

REPAYMENT GUARANTY

THIS REPAYMENT GUARANTY ("Guaranty") is made as of November 15, 2011, by the parties identified in the signature pages hereto, and any Joinder to Guaranty hereafter delivered (collectively, "Guarantors") in favor of Wells Fargo Bank, National Association ("Lender").

R E C I T A L S

A.

Pursuant to the terms of that certain Unsecured Loan Agreement between Inland Real Estate Corporation, a Maryland corporation ("Borrower") and Lender dated as of November 15, 2011, (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), Lender has agreed to loan to Borrower the principal sum of FIFTY MILLION AND NO/100THS DOLLARS ($50,000,000) (the "Loan") for the purposes specified in the Loan Agreement.  Capitalized terms used in this Guaranty without definition shall have the meanings ascribed thereto in the Loan Agreement.

B.

The Loan Agreement provides that the Loan shall be evidenced by a promissory note (as amended, restated, supplemented or otherwise modified from time to time, the "Note") made by Borrower payable to the order of Lender in the principal amount of the Loan. The term "Loan Documents" for purposes hereof shall mean the Loan Agreement, the Note and those other documents described in the Loan Agreement as Loan Documents.

C.

Guarantors are subsidiaries of Borrower.  Guarantors acknowledge that the extension of credit by Lender to Borrower pursuant to the Loan Agreement will benefit Guarantors by making funds available to Guarantors and by enhancing the financial strength of the consolidated group of which Guarantors and Borrower are members.  The execution and delivery of this Guaranty by Guarantors are conditions precedent to the making of the Loan by Lender to Borrower.

THEREFORE, to induce Lender to enter into the Loan Agreement and to make the Loan, and in consideration thereof, Guarantors, jointly and severally, unconditionally guarantee and agree as follows:

1.

GUARANTY.  Guarantors hereby jointly, and severally, guarantee and promise to pay to Lender or order, on demand, in lawful money of the United States, in immediately available funds, the principal sum of FIFTY MILLION AND NO/100THS DOLLARS ($50,000,000) or so much thereof as may be due and owing under the Note or any of the other Loan Documents together with interest and any other sums payable under the Note or any of the other Loan Documents (collectively, the “Guaranteed Indebtedness”).

2.

REMEDIES.  If Guarantors fail to promptly perform their obligations under this Guaranty, Lender may from time to time, and without first requiring performance by Borrower, bring any action at law or in equity or both to compel Guarantors to perform their obligations hereunder, and to collect in any such action compensation for all loss, cost, damage, injury and expense sustained or incurred by Lender as a direct or indirect consequence of the failure of Guarantors to perform their obligations together with interest thereon at the rate of interest applicable to the principal balance of the Note.

3.

RIGHTS OF LENDER.  Guarantors authorize Lender, without giving notice to Guarantors or obtaining Guarantors’ consent and without affecting the liability of Guarantors, from time to time to: (a) renew or extend all or any portion of Borrower's obligations under the Note or any of the other Loan Documents; (b) declare all sums owing to Lender under the Note and the other Loan Documents due and payable upon the occurrence of a Default (as defined in the Loan Agreement) under the Loan Documents; (c) make non-material changes in the dates specified for payments of any sums payable in periodic installments under the Note or any of the other Loan Documents; (d) otherwise modify the terms of any of the Loan Documents, except for (i) increases in the principal amount of the Note or changes in the manner by which interest rates, fees or charges are calculated under the Note and the other Loan Documents (Guarantors acknowledge that if the Note or other Loan Documents so provide, said interest rates, fees and charges may vary from time to time) or (ii) advancement of the Maturity Date of the Note where no Default has occurred under the Loan Documents; (e) take and hold security for the performance of Borrower's obligations under the Note or the other Loan Documents and exchange, enforce, waive and release any such security; (f) apply such security and direct the order or manner of sale thereof as Lender in its discretion may determine; (g) release, substitute or add any one or more endorsers of the Note or guarantors of Borrower's obligations under the Note or the other Loan Documents; (h) apply payments received by Lender from Borrower to any obligations of Borrower to Lender, in such order as Lender shall determine in its sole discretion, whether or not any such obligations are covered by this Guaranty; (i) assign this Guaranty in whole or in part; and (j) assign, transfer or negotiate all or any part of the indebtedness guaranteed by this Guaranty.

4.

GUARANTORS’ WAIVERS.  Guarantors waive:  (a) any defense based upon any legal disability or other defense of Borrower, any other guarantor or other person, or by reason of the cessation or limitation of the liability of Borrower from any cause other than full payment of all sums payable under the Note or any of the other Loan Documents; (b) any defense based upon any lack of authority of the officers, directors, partners, members or agents acting or purporting to act on behalf of Borrower or any principal of Borrower or any defect in the formation of Borrower or any principal of Borrower; (c) any defense based upon the application by Borrower of the proceeds of the Loan for purposes other than the purposes represented by Borrower to Lender or intended or understood by Lender or Guarantors; (d) any and all rights and defenses arising out of an election of remedies by Lender; (e) any defense based upon Lender's failure to disclose to any Guarantor any information concerning Borrower's financial condition or any other circumstances bearing on Borrower's ability to pay all sums payable under the Note or any of the other Loan Documents; (f) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal; (g) any defense based upon Lender's election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy Code or any successor statute; (h) any defense based upon any borrowing or any grant of a security interest under Section 364 of the Federal Bankruptcy Code; (i) any right of subrogation, any right to enforce any remedy which Lender may have against Borrower and any right to participate in, or benefit from, any security for the Note or the other Loan Documents now or hereafter held by Lender; and (j) presentment, demand, protest and notice of any kind; and (k) the benefit of any statute of limitations affecting the liability of any Guarantor hereunder or the enforcement hereof.  Finally, Guarantors agree that the performance of any act or any payment which tolls any statute of limitations applicable to the Note or any of the other Loan Documents shall similarly operate to toll the statute of limitations applicable to Guarantors’ liability hereunder.

5.

SETOFF.  At any time after all or any part of Guarantors’ obligations have become due and payable, Lender may, without notice to Guarantors and regardless of acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of all or any part of Guarantors’ obligations (i) any indebtedness due or to become due from Lender to Guarantors and (ii) any moneys, credits, or other property belonging to Guarantors, at any time held by or coming into the possession of Lender.

6.

GUARANTORS’ WARRANTIES.  Guarantors warrant and acknowledge that: (a) Lender would not make the Loan but for this Guaranty; (b) there are no conditions precedent to the effectiveness of this Guaranty; (c) Guarantors have established adequate means of obtaining from sources other than Lender, on a continuing basis, financial and other information pertaining to Borrower's financial condition and Borrower's activities relating thereto and the status of Borrower's performance of obligations under the Loan Documents, and Guarantors agree to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Guarantors’ risks hereunder and Lender has made no representation to Guarantors as to any such matters; (d) the most recent financial statements of Guarantors previously delivered to Lender are true and correct in all respects, have been prepared in accordance with generally accepted accounting principles consistently applied (or other principles acceptable to Lender) and fairly present the financial condition of Guarantors as of the respective dates thereof, and no material adverse change has occurred in the financial condition of Guarantors since the respective dates thereof; (e) Guarantors have not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer or otherwise dispose of all or substantially all of Guarantors’ assets, or any interest therein, other than in the ordinary course of Guarantors’ business; and (f) Guarantors are not and will not be, as a consequence of the execution and delivery of this Guaranty, impaired or rendered “insolvent,” as that term is defined in 740 ILCS Section 160/3 or Section 101 of the Federal Bankruptcy Code, or otherwise rendered unable to pay its debts as the same mature and will not have thereby undertaken liabilities in excess of the present fair value of its assets.  Notwithstanding the foregoing, the calculation of liabilities shall NOT include any fair value adjustments to the carrying value of liabilities to record such liabilities at fair value pursuant to electing the fair value option election under FASB ASC 825-10-25 (formerly known as FAS 159, The Fair Value Option for Financial Assets and Financial Liabilities) or other FASB standards allowing entities to elect fair value option for financial liabilities. Therefore, the amount of liabilities shall be the historical cost basis, which generally is the contractual amount owed adjusted for amortization or accretion of any premium or discount.

7.

SUBORDINATION.  Each Guarantor subordinates all present and future indebtedness owing by Borrower to such Guarantor to the obligations at any time owing by Borrower to Lender under the Note and the other Loan Documents.  Upon the occurrence and during the continuation of a Default or an Unmatured Default, each Guarantor agrees to make no claim for such indebtedness until all obligations of Borrower under the Note and the other Loan Documents have been fully discharged, and payments to any Guarantor made while any such event has occurred and is continuing on account of such indebtedness shall be collected and received by Guarantors in trust for the Lender, as the case may be, on account of the Guaranteed Indebtedness without impairing or releasing the obligations of Guarantors hereunder. Each Guarantor further agrees not to assign all or any part of such indebtedness unless Lender is given prior notice and such assignment is expressly made subject to the terms of this Guaranty.

8.

BANKRUPTCY OF BORROWER.  In any bankruptcy or other proceeding in which the filing of claims is required by law, each Guarantor shall file all claims which such Guarantor may have against Borrower relating to any indebtedness of Borrower to such Guarantor and shall assign to Lender all rights of such Guarantor thereunder. If any Guarantor does not file any such claim, Lender, as attorney-in-fact for such Guarantor, is hereby authorized to do so in the name of such Guarantor or, in Lender's discretion, to assign the claim to a nominee and to cause proof of claim to be filed in the name of Lender's nominee.  The foregoing power of attorney is coupled with an interest and cannot be revoked.  Lender or its nominee shall have the right, in its reasonable discretion, to accept or reject any plan proposed in such proceeding and to take any other action which a party filing a claim is entitled to do.  In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to Lender the amount payable on such claim and, to the full extent necessary for that purpose, Guarantors hereby assigns to Lender all of Guarantors’ rights to any such payments or distributions; provided, however, Guarantors’ obligations hereunder shall not be satisfied except to the extent that Lender receives cash by reason of any such payment or distribution.  If Lender receives anything hereunder other than cash, the same shall be held as collateral for amounts due under this Guaranty.  If all or any portion of the obligations guaranteed hereunder are paid or performed, the obligations of Guarantors hereunder shall continue and shall remain in full force and effect in the event that all or any part of such payment or performance is avoided or recovered directly or indirectly from Lender as a preference, fraudulent transfer or otherwise under the Bankruptcy Code or other similar laws, irrespective of (a) any notice of revocation given by any Guarantor prior to such avoidance or recovery, or (b) full payment and performance of all of the indebtedness and obligations evidenced and secured by the Loan Documents.

9.

LOAN SALES AND PARTICIPATIONS; DISCLOSURE OF INFORMATION.  Guarantors agree that Lender may elect, at any time, to sell, assign, or grant participations in all or any portion of its rights and obligations under the Loan Documents and this Guaranty, and that any such sale, assignment or participation may be to one or more financial institutions, private investors, and/or other entities, at Lender's sole discretion. Guarantors further agree that Lender may disseminate to any such actual or potential purchaser(s), assignee(s) or participant(s) all documents and information (including, without limitation, all financial information) which has been or is hereafter provided to or known to Lender with respect to: (a) the Guarantors’ assets and operations; (b) any party connected with the Loan (including, without limitation, the Guarantors, the Borrower, any partner, joint venturer or member of Borrower, any constituent partner, joint venturer or member of Borrower and any other guarantor); and/or (c) any lending relationship other than the Loan which Lender may have with any party connected with the Loan.  In the event of any such sale, assignment or participation, Lender and the parties to such transaction shall share in the rights and obligations of Lender as set forth in the Loan Documents only as and to the extent they agree among themselves.  In connection with any such sale, assignment or participation, Guarantors further agree that the Guaranty shall be sufficient evidence of the obligations of Guarantors to each purchaser, assignee, or participant, and upon written request by Lender, Guarantors shall consent to such amendments or modifications to the Loan Documents as may be reasonably required in order to evidence any such sale, assignment, or participation.

Anything in this Agreement to the contrary notwithstanding, and without the need to comply with any of the formal or procedural requirements of this Agreement, including this Section, any lender may at any time and from time to time pledge and assign all or any portion of its rights under all or any of the Loan Documents to a Federal Reserve Bank; provided that no such pledge or assignment shall release Lender from its obligations thereunder.

10.

ADDITIONAL, INDEPENDENT AND UNSECURED OBLIGATIONS.  This Guaranty is a continuing guaranty of payment and not of collection and cannot be revoked by Guarantors and shall continue to be effective with respect to any indebtedness referenced in Section 1 hereof arising or created after any attempted revocation hereof or after the death of any Guarantor (if such Guarantor is a natural person, in which event this Guaranty shall be binding upon such Guarantor’s estate and such Guarantor’s legal representatives and heirs). The obligations of Guarantors hereunder shall be in addition to and shall not limit or in any way affect the obligations of Guarantors under any other existing or future guaranties unless said other guaranties are expressly modified or revoked in writing. This Guaranty is independent of the obligations of Borrower under the Note and the other Loan Documents. Lender may bring a separate action to enforce the provisions hereof against Guarantors without taking action against Borrower or any other party or joining Borrower or any other party as a party to such action.  Except as otherwise provided in this Guaranty, this Guaranty is not secured and shall not be deemed to be secured by any security instrument unless such security instrument expressly recites that it secures this Guaranty.

11.

ATTORNEYS' FEES; ENFORCEMENT.  If any attorney is engaged by Lender to enforce or defend any provision of this Guaranty or any of the other Loan Documents, or as a consequence of any Default under the Loan Documents, with or without the filing of any legal action or proceeding, Guarantors shall pay to Lender, immediately upon demand all reasonable attorneys' fees and costs incurred by Lender in connection therewith, together with interest thereon from the date of such demand until paid at the rate of interest applicable to the principal balance of the Note as specified therein.

12.

RULES OF CONSTRUCTION.  The word "Borrower" as used herein shall include both the named Borrower and any other person at any time assuming or otherwise becoming primarily liable for all or any part of the obligations of the named Borrower under the Note and the other Loan Documents.  The term "person" as used herein shall include any individual, company, trust or other legal entity of any kind whatsoever. If this Guaranty is executed by more than one person, the term "Guarantor" shall include all such persons. When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural and vice versa.  All headings appearing in this Guaranty are for convenience only and shall be disregarded in construing this Guaranty.

13.

CREDIT REPORTS.  Each legal entity and individual obligated on this Guaranty hereby authorizes Lender to order and obtain, from a credit reporting agency of Lender's choice, a third party credit report on such legal entity and individual.

14.

GOVERNING LAW.  This Guaranty shall be governed by, and construed and enforced in accordance with the laws of the State of Illinois (including, without limitation, 735 ILCS Section 105/5-1 et seq., but otherwise without regard to conflict of laws provisions), except to the extent preempted by federal laws.  Guarantors and all persons and entities in any manner obligated to Lender under this Guaranty consent to the jurisdiction of any federal or state court within the State of Illinois having proper venue and also consent to service of process by any means authorized by Illinois or federal law.

15.

MISCELLANEOUS. The provisions of this Guaranty will bind and benefit the heirs, executors, administrators, legal representatives, nominees, successors and assigns of Guarantors and Lender. The liability of all persons and entities who are in any manner obligated hereunder shall be joint and several.  If any provision of this Guaranty shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed from this Guaranty and the remaining parts shall remain in full force as though the invalid, illegal or unenforceable portion had never been part of this Guaranty.  The liability of each Guarantor hereunder is independent of all others guaranteeing payment of the indebtedness and performance of the obligations (collectively, the "Other Guarantors"), and each Guarantor may be sued, without first, contemporaneously or subsequently, suing any or all of the Other Guarantors.  Further, Lender may compromise with the Other Guarantors for less than all of the liability of any Guarantor hereunder and release the Other Guarantors from all further liability, without impairing the right of Lender to enforce the liability hereunder of such Guarantor.

16.

ADDITIONAL PROVISIONS.  Such additional terms, covenants and conditions as may be set forth on any exhibit executed by Guarantors and attached hereto which recites that it is an exhibit to this Guaranty are incorporated herein by this reference.

17.

ENFORCEABILITY.  Guarantors hereby acknowledge that: (a) the obligations undertaken by Guarantors in this Guaranty are complex in nature, and (b) numerous possible defenses to the enforceability of these obligations may presently exist and/or may arise hereafter, and (c) as part of Lender's consideration for entering into this transaction, Lender has specifically bargained for the waiver and relinquishment by Guarantors of all such defenses, and (d) Guarantors have had the opportunity to seek and receive legal advice from skilled legal counsel in the area of financial transactions of the type contemplated herein.  Given all of the above, Guarantors do hereby represent and confirm to Lender that Guarantors are fully informed regarding, and that Guarantors do thoroughly understand: (i) the nature of all such possible defenses, and (ii) the circumstances under which such defenses may arise, and (iii) the benefits which such defenses might confer upon Guarantors, and (iv) the legal consequences to Guarantors of waiving such defenses.  Guarantors acknowledge that Guarantors make this Guaranty with the intent that this Guaranty and all of the informed waivers herein shall each and all be fully enforceable by Lender, and that Lender is induced to enter into this transaction in material reliance upon the presumed full enforceability thereof.

18.

WAIVER OF RIGHT TO TRIAL BY JURY.  GUARANTORS AND, BY ITS ACCEPTANCE HEREOF, LENDER HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS GUARANTY OR UNDER ANY OF THE OTHER LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION HEREOF OR THEREOF OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE LOAN DOCUMENTS (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND GUARANTORS AND, BY ITS ACCEPTANCE HEREOF, LENDER HEREBY AGREE AND CONSENT THAT GUARANTORS OR LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF GUARANTORS AND LENDER TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

19.

SAVINGS CLAUSE.  Guarantors agree that Guarantors’ obligations hereunder shall not exceed the greater of: (i) the aggregate amount of all monies received, directly or indirectly, by Guarantors from Borrower after the date hereof (whether by loan, capital infusion or other means), or (ii) the maximum amount of the Guaranteed Indebtedness not subject to avoidance under Title 11 of the United States Code, as same may be amended from time to time, or any applicable state law (the “Bankruptcy Code”).  To that end, to the extent such obligations would otherwise be subject to avoidance under the Bankruptcy Code if Guarantors are not deemed to have received valuable consideration, fair value or reasonably equivalent value for its obligations hereunder, each Guarantor’s obligations hereunder shall be reduced to that amount which, after giving effect thereto, would not render such Guarantor insolvent, or leave such Guarantor to have incurred debts (or intended to have incurred debts) beyond its ability to pay such debts as they mature, as such terms are determined, and at the time such obligations are deemed to have been incurred, under the Bankruptcy Code. In the event a Guarantor shall make any payment or payments under this Guaranty each other guarantor of the Guaranteed Indebtedness shall contribute to such Guarantor an amount equal to such non-paying Guarantor’s pro rata share (based on their respective maximum liabilities hereunder and under such other guaranty) of such payment or payments made by such Guarantor, provided that such contribution right shall be subordinate and junior in right of payment in full of all the Guaranteed Indebtedness to Lender, and each Guarantor agrees that, until the entire Guaranteed Indebtedness is paid in full, such Guarantor shall not proceed against any other guarantor or any collateral security or guaranty or right of offset held by Lender for the payment of the Guaranteed Indebtedness and performance of the Obligations, nor shall Guarantors seek or be entitled to seek any contribution or reimbursement from Borrower or any other guarantor in respect of payments made by Guarantors hereunder.

20.

JOINDERS.  From time to time, additional parties may execute a joinder substantially in the form of Exhibit A hereto, and thereby become a party to this Guaranty.  From and after delivery of such joinder, the person or entity delivering such joinder shall be a Guarantor, and be bound by all of the terms and provisions of this Guaranty.

[SIGNATURE PAGE FOLLOWS.]

P:\CLIENT\WELLS\Inland Unsecured Facility\Repayment Guaranty v5 (EXECUTION COPY).doc

WFRE09  (REV 9/05)

Loan No. 1005936

IN WITNESS WHEREOF, Guarantors have executed this Guaranty as of the date appearing on the first page of this Guaranty.

“GUARANTORS”

Inland Skokie Fashion Square II, L.L.C., a Delaware limited liability company

     By: Inland Real Estate – Illinois, L.L.C., a Delaware limited liability company,             its sole member

          By: Inland Real Estate Corporation, a Maryland corporation, its sole                         member

                By:

_______________________________________

     Name:

     Title:

Inland Real Estate LB I LLC, a Delaware limited liability company

     By: Inland Real Estate LB I Corporation, a Delaware corporation, its sole                   member

           By:

_______________________________________

Name:

Title:

Inland Ryan, LLC, a Delaware limited liability company

     By: Inland Real Estate Corporation, a Maryland corporation, its managing                 member

           By:

_______________________________________

Name:

Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

Inland 1290 Chicago Avenue, L.L.C., a Delaware limited liability company

Inland Nantucket Square, L.L.C., a Delaware limited liability company

Inland Hartford Plaza, L.L.C., a Delaware limited liability company

Inland Real Estate-Illinois, L.L.C, a Delaware limited liability company

Inland Six Corners, L.L.C., a Delaware limited liability company

Inland Lansing Square, L.L.C., a Delaware limited liability company

Inland Maple Park Place, L.L.C., a Delaware limited liability company

Inland River Square, L.L.C., a Delaware limited liability company

Inland Rivertree Court, L.L.C., a Delaware limited liability company

Inland Elmhurst City Centre, L.L.C., a Delaware limited liability company

Inland St. James Crossing, L.L.C., a Delaware limited liability company

Inland Chestnut Court, L.L.C., a Delaware limited liability company

Inland Freeport Southwest Avenue, L.L.C., a Delaware limited liability company

Inland Wauconda Shopping Center, L.L.C., a Delaware limited liability company

Inland Berwyn Plaza, L.L.C., a Delaware limited liability company

Inland Winnetka Commons, L.L.C., a Delaware limited liability company

Inland Eastgate Shopping Center, L.L.C., a Delaware limited liability company

Inland West River Crossings, L.L.C., a Delaware limited liability company

Inland Hickory Creek, L.L.C., a Delaware limited liability company

Inland Orland Greens, L.L.C., a Delaware limited liability company

Inland Two Rivers Plaza, L.L.C., a Delaware limited liability company

Inland Riverplace Centre, L.L.C., a Delaware limited liability company

Inland Elmwood Park, L.L.C., a Delaware limited liability company

Inland 250 Golf Road Schaumburg, L.L.C., a Delaware limited liability company

Inland Park Center Plaza, L.L.C., a Delaware limited liability company

Inland 1738 Hammond, L.L.C., a Delaware limited liability company

Inland Plymouth Collection, L.L.C., a Delaware limited liability company

Inland Traverse City, L.L.C., a Delaware limited liability company

Inland V. Richards Plaza, L.L.C., a Delaware limited liability company

Inland Baytowne Square, L.L.C., a Delaware limited liability company

Inland Real Estate Riverdale, L.L.C., a Delaware limited liability company

Inland Gateway Square, L.L.C., a Delaware limited liability company

Inland Coon Rapids Riverdale, L.L.C., a Delaware limited liability company

Inland Schaumburg Promenade, L.L.C, a Delaware limited liability company

Inland Real Estate Hamilton, L.L.C., a Delaware limited liability company

Inland Brunswick Marketplace, L.L.C., a Delaware limited liability company

Inland Medina Marketplace, L.L.C., a Delaware limited liability company

Inland Hutchinson, L.L.C., a Delaware limited liability company

Inland Mankato Heights, L.L.C., a Delaware limited liability company

Inland Rochester Marketplace, L.L.C., a Delaware limited liability company

Inland Real Estate University Crossings, L.L.C., a Delaware limited liability company

Inland Real Estate Highway 41, L.L.C., a Delaware limited liability company

Inland Wauconda Crossings, L.L.C., a Delaware limited liability company

Inland Apache Shoppes, L.L.C., a Delaware limited liability company

Inland Bradley Commons, L.L.C., a Delaware limited liability company

By: INLAND REAL ESTATE CORPORATION, a Maryland corporation, as the sole member of each of the foregoing limited liability companies

     By:

_______________________________________

Name:

Title:

Inland 200 Celebration Place Delaware Business Trust

      By: Inland Real Estate Corporation, a Maryland                        corporation, as signatory trustee

      By:

_______________________________________

      Name:

      Title:

(Signature Page to Repayment Guaranty)

Loan No. 1005936

EXHIBIT A TO REPAYMENT GUARANTY

FORM OF JOINDER TO GUARANTY

THIS JOINDER is executed by ________, a ________ (“Subsidiary”), which hereby agrees as follows:

1.

All capitalized terms used herein and not defined in this Joinder shall have the meanings provided in that certain Guaranty (the “Guaranty”) dated as of November 15, 2011 executed for the benefit of Wells Fargo Bank, National Association (“Lender”) with respect to a loan from Lender to Inland Real Estate Corporation (“Borrower”).

2.

As required by the Loan Agreement described in the Guaranty, Subsidiary is executing this Joinder to become a party to the Guaranty.

3.

Each and every term, condition, representation, warranty, and other provision of the Guaranty, by this reference, is incorporated herein as if set forth herein in full and the undersigned agrees to fully and timely perform each and every obligation of a Guarantor under such Guaranty.

[INSERT SIGNATURE BLOCK]

A-1